EXHIBIT     DESCRIPTION

EX-99.B1a   Agreement  and   Declaration   of  Trust  dated  May  31,  1995,  is
            incorporated  herein by reference to Exhibit 1(b) of  Post-Effective
            Amendment   No.  24  filed  on  November   29,  1995   (Accession  #
            757928-95-000005).

EX-99.B1b   Amendment to the  Declaration  of Trust dated  October 21, 1996,  is included herein.

EX-99.B1c   Amendment  to the  Declaration  of Trust  dated  August 1, 1997,  is included herein.

EX-99.B2 Amended and Restated Bylaws, dated May 17, 1995, are incorporated herein by reference to Exhibit 2(b) of Post-Effective Amendment No. 24 filed on November 29, 1995 (Accession # 757928-95-000005).

EX-99.B5a   Investor Class  Investment  Management  Agreement  between  American
            Century  Target  Maturities  Trust and American  Century  Investment
            Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment #33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

EX-99.B5b   Advisor  Class  Investment  Management  Agreement  between  American
            Century Target Maturities Trust,  American Century Government Income
            Trust,  American  Century  International  Bond Funds,  and  American
            Century Quantitative Equity Funds, dated August 1, 1997, is included herein.

EX-99.B6 Distribution Agreement between American Century Target Maturities Trust and American Century Investment Services, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment #33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

EX-99.B8 Custodian Agreement between American Century Investments (including American Century Target Maturities Trust), and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to
            Exhibit 8 of Post-Effective Amendment #31 to the Registration Statement for American Century Government Income Trust, filed February 7, 1997 (Accession #773674-97-000002).

EX-99.B9 Transfer Agency Agreement between American Century Target Maturities Trust and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of
            Post-Effective Amendment #33 to the Registration Statement for American Century Government Income Trust, filed on July 31, 1997 (Accession #773674-97-000014).

EX-99.B10   Opinion and consent of counsel as to the legality of the  securities being registered,  dated November 14, 1996 is incorporated herein by reference  to the Rule  24f-2  Notice  filed on  November  14,  1996
            (Accession # 757928-96-000008).

EX-99.B11   Consent  of  KPMG  Peat  Marwick,   LLP,  independent  auditors,  is
            incorporated herein by reference to Post-Effective Amendment #26 to the Registration Statement, filed on December 24, 1996 (Accession #
            0000757928-96-000013).

EX-99.B14a  American Century Individual  Retirement Account Plan,  including all instructions and other relevant documents, dated February 1992, is incorporated by reference to Exhibit 14(a) to Post-Effective Amendment No. 20.

EX-99.B14b  American  Century   Pension/Profit   Sharing  plan,   including  all
            instructions and other relevant  documents,  dated February 1992, is
            incorporated  by  reference  to  Exhibit  14(b)  to   Post-Effective
            Amendment No. 20.

EX-99.B15   Master  Distribution  and  Shareholder  Services  Plan  of  American
            Century Government Income Trust, American Century International Bond
            Fund,  American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (Advisor Class) dated August 1, 1997 is included herein.

EX-99.B16   Schedule for computation of each performance  quotation  provided in
            response  to  Item  22  is  incorporated   herein  by  reference  to
            Post-Effective Amendment #26 to the Registration Statement, filed on
            December 24, 1996 (Accession # 0000757928-96-000013).

EX-99.B17   Power of Attorney dated February 28, 1997 is included herein.

EX-99.B18   Multiple  Class Plan of American  Century  California  Tax-Free  and
            Municipal Funds,  American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Target Maturities
            Trust and American Century Quantitative Equity Funds dated August 1,
            1997 is included herein.

EX-27.5.1   FDS - Target 2000

EX-27.5.2   FDS - Target 2005

EX-27.5.3   FDS - Target 2010

EX-27.5.4   FDS - Target 2015

EX-27.5.5   FDS - Target 2020

EX-27.5.6   FDS - Target 2025